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                                               FORM T-1

                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C. 20549

                                       STATEMENT OF ELIGIBILITY
                              UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                               CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                 CHECK IF AN APPLICATION TO DETERMINE
                                 ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                   SECTION 305(b)(2)           |__|
                                      ___________________________

                               THE BANK OF NEW YORK TRUST COMPANY, N.A.

                          (Exact name of trustee as specified in its charter)

                                                                      95-3571558
(State of incorporation                                             (I.R.S. employer
if not a U.S. national bank)                                        identification no.)
700 South Flower Street
Suite 500
Los Angeles, California                                             90017
(Address of principal executive offices)                            (Zip code)

                                     ___________________________

                                             SCE Trust II
                         (Exact name of obligor as specified in its charter)

Delaware                                                            95-7104036
(State or other jurisdiction of                                     (I.R.S. employer
incorporation or organization)                                      identification no.)

2244 Walnut Grove Avenue
Rosemead, California                                                91770
(Address of principal executive offices)                            (Zip code)

                                   _____________________________

                                        Preferred Securities
                                (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

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1.      General information.  Furnish the following information as to the trustee:

        (a)    Name and address of each examining or supervising authority to which it is subject.

----------------------------------------------------- ------------------------------------
                   Name                                             Address
----------------------------------------------------- ------------------------------------
       Comptroller of the Currency
       United States Department of the Treasury
                                                      Washington, D.C. 20219
       Federal Reserve Bank                           San Francisco, California 94105

       Federal Deposit Insurance Corporation          Washington, D.C. 20429

       (b)   Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits  identified in parentheses  below, on file with the  Commission,  are  incorporated  herein by reference  as an exhibit  hereto,  pursuant  to Rule 7a-29 under the Trust  Indenture  Act of 1939 (the
        "Act") and 17 C.F.R. 229.10(d).

        1.     A copy of the articles of association of The Bank of New York Trust Company,  N.A. (Exhibit 1 to
               Form T-1 filed with Registration Statement No. 333-121948).

        2.     A copy of certificate of authority of the trustee to commence  business.  (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

        3.     A copy of the  authorization  of the trustee to exercise  corporate trust powers.  (Exhibit 3 to
               Form T-1 filed with Registration Statement No. 333-121948).

        4.     A copy of the existing  by-laws of the trustee.  (Exhibit 4 to Form T-1 filed with  Registration
               Statement No. 333-121948).

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        6.     The consent of the trustee  required by Section 321(b) of the Act.  (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

        7.     A copy of the latest  report of  condition  of the Trustee  published  pursuant to law or to the requirements of its supervising or examining authority.

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                                                   SIGNATURE

        Pursuant to the  requirements  of the Act, the  trustee,  The Bank of New York Trust  Company,  N.A., a banking  association  organized and existing  under the laws of the United  States of America,  has duly caused this statement of eligibility to be signed on its behalf by the  undersigned,  thereunto duly  authorized,  all in The City of Chicago, and State of Illinois, on the 3rd day of August, 2006.

                                            THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                            By:  /S/   R. ELLWANGER
                                                 -----------------------------------
                                            Name:     R. ELLWANGER
                                            Title:    ASSISTANT VICE PRESIDENT

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                                                                                                EXHIBIT 7

                                      Consolidated Report of Condition of
                                   THE BANK OF NEW YORK TRUST COMPANY, N.A.
                         of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business March 31, 2006, published in accordance with Federal regulatory authority instructions.

                                                                                     Dollar Amounts
                                                                                     in Thousands
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
          and currency and coin........................................................  3,453
        Interest-bearing balances..........................................................  0
Securities:
        Held-to-maturity securities........................................................ 63
        Available-for-sale securities.................................................  62,137
Federal funds sold and securities
        purchased under agreements to resell:
        Federal funds sold ...........................................................  40,800
        Securities purchased under agreements to resell..............................  115,000
Loans and lease financing receivables:
        Loans and leases held for sale.....................................................  0
        Loans and leases,
          net of unearned income.............................................. 0
        LESS: Allowance for loan and
          lease losses........................................................ 0
        Loans and leases, net of unearned
          income and allowance ............................................................  0
Trading assets.............................................................................  0
Premises and fixed assets (including
        capitalized leases)............................................................  4,043
Other real estate owned...................................................................   0
Investments in unconsolidated
        subsidiaries and associated
        companies..........................................................................  0
Not applicable
Intangible assets:
      Goodwill   ......................................................................265,964
      Other Intangible Assets ..........................................................15,721
Other assets..........................................................................  37,548
                                                                                      --------
Total assets......................................................................... $544,729
                                                                                      ========

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LIABILITIES

Deposits:
        In domestic offices............................................................  1,891
        Noninterest-bearing............................................1,891
        Interest-bearing...................................................0
Not applicable
Federal funds purchased and securities
        sold under agreements to repurchase:
        Federal funds purchased............................................................  0
        Securities sold under agreements to repurchase.....................................  0
Trading liabilities........................................................................  0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases).......................................................................  58,000
Not applicable
Not applicable
Subordinated notes and debentures..........................................................  0
Other liabilities.....................................................................  73,236
Total liabilities....................................................................  133,127
                                                                                       =======
Minority interest in consolidated subsidiaries.............................................  0

EQUITY CAPITAL

Perpetual preferred stock and related surplus................................................0
Common stock...........................................................................  1,000
Surplus (exclude all surplus related to preferred stock).............................  321,520
Retained earnings.....................................................................  89,351
Accumulated other comprehensive
        income..........................................................................  -269
Other equity capital components............................................................  0
Total equity capital................................................................   411,602
                                                                                       -------
Total liabilities, minority interest, and equity capital
        (sum of items 21, 22, and 28) .............................................    544,729
                                                                                       =======

        I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

        William J. Winkelmann)      Vice President

        We, the undersigned directors (trustees), attest to the correctness of the Report of Condition
(including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

        Michael K. Klugman, President       )
        Michael F. McFadden, MD             )      Directors (Trustees)
        Frank P. Sulzberger, Vice President )